================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 21, 2004
                                                         ----------------




                             FIDELITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-22288                  25-1705405
----------------------------        -----------               -------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)                File No.)             Identification No.)


1009 Perry Highway, Pittsburgh, Pennsylvania                       15237
--------------------------------------------                     ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (412) 367-3300
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)


================================================================================

                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

         (c) Exhibits:

                  99.1     Press Release dated January 21, 2004


Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

         On January 21, 2004, the Registrant issued a press release to report earnings for the quarter ended December 31, 2003, and the declaration of the quarterly dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     FIDELITY BANCORP, INC.



Date: January 22, 2004                By:  /s/Richard G. Spencer
                                           -------------------------------------
                                           Richard G. Spencer
                                           President and Chief Executive Officer